AMENDMENT NO. 10
                                       TO
                            AIRLINE LEASE NO. AC-865

        THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the day of August 18, 1997, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H:

        THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease or Lease dated April 5, 1985, as amended, relating to space, use and occupancy of the premises and facilities of General Mitchell International Airport for the transportation of persons and cargo by air; and

        WHEREAS, Airline requests that Lessor assign four (4) gate hold rooms, two (2) hold room stairwells, and 364 linear feet of ramp associated with the four (4) gates located on Concourse D; and,

        WHEREAS, County's Board of Supervisors in its meeting of September 25, 1997, approved amending Airline's Lease to add the four (4) gate hold rooms, the hold room stairwells, and the linear feet of ramp associated with the gate hold rooms located on Concourse D; and,

        NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and it is hereby further amended in the following particulars, to wit:

   1. Effective on July 1, 1997, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

        "S.  LESSEE'S EXCLUSIVE USE SPACE
             WITHIN THE TERMINAL BUILDING ON JULY 1, 1997

                 For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                  Relative
      Space Function              Sq. Ft.        Cost Factor           ERUs

      Concourse Lower Level          191.00         .20                 38.20
      Office Unfinished
      (Unheated)

      Concourse Lower Level        3,158.00         .70              2,210.60
      Office Finished
      (Heated)

      Concourse Lower Level       21,410.90         .85             18,199.27
      Office Finished
      (Heated & Air
      Conditioned)

      Concourse Upper Level            0            .95                 0
      Office Unfinished

      Concourse Upper Level        1,866.45         .95              1,773.13
      Office Finished

      Ticket Counter                 661.70        1.10                727.87

      Ticket Counter Office        1,307.40         .95              1,242.03

      Gate Hold Rooms             24,698.00        1.00             24,698.00

      Baggage Makeup Area          3,939.10         .75              2,954.33

      Baggage Service Office         304.90        1.00                304.90

      Hold Room Stairwell          1,966.44         .15                294.97

      Basement                         0            .25                  0

      Mezzanine Office Areas           0            .90                  0

      Operations Control Tower       401.00        1.08                433.08
                                  ---------                          --------
      TOTALS                      59,904.89                         52,876.38


        The space outlined above are those occupied by Lessee on July 1, 1997, as shown on Exhibit "P", page 14 of 14 dated 7/97 attached hereto and made a part hereof."

   2. Effective July 1, 1997, the areas referred to in Article IV, paragraph I, will be further amended to add approximately 364 linear feet of ramp areas associated with the gates 52, 54, 55, and 56 on Concourse D, as shown on Exhibit "J", Page 1 of 1, Dated "REV. 7/97."

   3. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

        Dated at Milwaukee, Wisconsin, this 18th day of August, 1997.

   APPROVED:                       MILWAUKEE COUNTY
                                   a municipal corporation


   /s/ Barry Bateman                By /s/ Tyrone P. Dumas
   Airport Director     Date          Tyrone P. Dumas
                                      Director of Public Works



                                   By /s/ Rod Lanser
   Corporation Counsel   Date         Rod Lanser
                                      County Clerk


                                     AIRLINE


        Dated at Milwaukee, Wisconsin, this 1st day of August, 1997.

                                   MIDWEST EXPRESS AIRLINES, INC.
                                   a Wisconsin corporation


                                   By /s/ Brenda Skelton
                                   Title Sr. Vice President

                                   Date 8/1/97



                                   By ___________________________

                                   Title ________________________

                                   Date _________________________


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 13th day of August, 1997, the above named Tyrone P. Dumas, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.

                              /s/ Carolyn Pucci-Schiel
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires 2/8/98


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 18th day of August, 1997, the above named Rod Lanser, County Clerk, of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                              /s/ Mark E. Ryan
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires 10/15/00



   STATE OF Wisconsin  )
                       ) ss
   COUNTY OF Milwaukee )

   Personally came before me this 1st day of August,

   1997, Brenda Skelton,                  Sr. Vice President,
                 (Name)                        (Title)

   and ____________________________,  _____________________________,
                 (Name)                        (Title)

   of MIDWEST EXPRESS AIRLINES, INC., Lessee above, to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

                              \s\ Linda C. Snyder
                              Notary Public, Milwaukee, WI
                              My commission expires: 1/7/2001